UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2008

The Boston Beer Company, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	001-14092	04-3284048
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Design Center Place, Suite 850, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]		Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

      On June 2, 2008, the Company completed the acquisition of the brewery located in Upper Macungie Township in Lehigh Valley, Pennsylvania (the "Brewery") from Diageo North America, Inc. ("Diageo"). The Company entered into a Contract of Sale (the "Contract of Sale") to purchase the land, buildings and equipment comprising the Brewery from Diageo for a purchase price of $55,000,000, on August 1, 2007. An initial deposit of $1,000,000 was paid upon the execution of the Contract of Sale and a further deposit of $9,000,000 was paid in October 2007. The balance of the purchase price was paid at the closing of the transaction. As provided in the Contract of Sale, the Company extended offers of employment to substantially all of the current employees at the Brewery. Those employees became employees of the Company, effective June 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.
(Registrant)

/s/ William F. Urich

Date: June 2, 2008	William F. Urich
Chief Financial Officer
(Signature)*

*Print name and title of the signing officer under his signature.

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